CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement on Form SB-2.

ARTHUR ANDERSEN LLP
January 9, 2001